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                                                                                                                        Exhibit 99.9

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                                     Class A and Subs Available Funds Rate Schedule (1)
                                     --------------------------------------------------

   -----------------------------------------------------               -----------------------------------------------------------
                      Available              Available                                        Available                  Available
                      Funds Rate             Funds Rate                                      Funds Rate                 Funds Rate
    Period               (%)                    (%)                    Period                    (%)                        (%)
    ------               ---                    ---                    ------                    ---                        ---
                         (2)                    (3)                                              (2)                        (3)

       1                6.561                  8.500                     46                     7.124                     10.500
       2                6.342                  8.500                     47                     6.658                     10.500
       3                6.137                  8.500                     48                     6.874                     10.500
       4                6.137                  8.500                     49                     6.634                     11.500
       5                6.341                  8.500                     50                     6.850                     11.500
       6                6.137                  8.500                     51                     6.624                     11.500
       7                6.341                  8.500                     52                     6.620                     11.500
       8                6.136                  8.500                     53                     6.835                     11.500
       9                6.136                  8.500                     54                     6.610                     11.500
      10                6.793                  8.500                     55                     6.825                     11.500
      11                6.135                  8.500                     56                     6.600                     11.500
      12                6.338                  8.500                     57                     6.595                     11.500
      13                6.125                  8.500                     58                     7.296                     11.500
      14                6.329                  8.500                     59                     6.585                     11.500
      15                6.125                  8.500                     60                     6.800                     11.500
      16                6.125                  8.500                     61                     6.576                     12.000
      17                6.328                  8.500                     62                     6.790                     12.000
      18                6.124                  8.500                     63                     6.566                     12.000
      19                6.329                  8.500                     64                     6.561                     12.000
      20                6.128                  8.500                     65                     6.774                     12.000
      21                6.131                  8.500                     66                     6.551                     12.000
      22                6.803                  8.500                     67                     6.764                     12.000
      23                6.172                  8.500                     68                     6.541                     12.000
      24                6.436                  8.500                     69                     6.536                     12.000
      25                6.219                  9.500                     70                     7.231                     12.000
      26                6.425                  9.500                     71                     6.527                     12.000
      27                6.217                  9.500                     72                     6.739                     12.000
      28                6.214                  9.500                     73                     6.517                     12.000
      29                6.418                  9.500                     74                     6.729                     12.000
      30                6.204                  9.500                     75                     6.507                     12.000
      31                6.407                  9.500                     76                     6.502                     12.000
      32                6.204                  9.500                   -----------------------------------------------------------
      33                6.227                  9.500
      34                6.895                  9.500
      35                6.259                  9.500
      36                6.794                  9.500
      37                6.707                  10.500
      38                6.926                  10.500
      39                6.698                  10.500
      40                6.693                  10.500
      41                6.912                  10.500
      42                6.684                  10.500
      43                6.902                  10.500
      44                6.675                  10.500
      45                6.670                  10.500
   -----------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.10%, 6-Month LIBOR stays at 1.52%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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